Exhibit 99.1

SITO Mobile Announces Election of Brent Rosenthal as Chairman of the Board

JERSEY CITY, N.J., June 8, 2017 (GLOBE NEWSWIRE) -- SITO Mobile, Ltd. (NASDAQ:SITO), a leading mobile engagement platform (“SITO” or the “Company”), today announced that director Brent Rosenthal has been elected Chairman of the newly elected Board of Directors of the Company, effective immediately. As previously announced, the newly elected Board of Directors was seated on June 1, 2017, following the delivery of results certified by an independent inspector of elections with respect to a consent solicitation of undertaken by Stephen D. Baksa and Thomas J. Candelaria, along with certain director nominees.

Speaking on behalf of SITO’s newly elected Board, Chairman of the Board, Brent Rosenthal, added, “I am honored to be in the position of serving as Chairman of the Board of the Company, and will work tirelessly with my colleagues on the Board to continue to build value for all of the Company’s stakeholders, including our shareholders, employees and customers. I also wanted to thank and express our deep appreciation for the extraordinary efforts of Stephen D. Baksa and Thomas J. Candelaria, who led the consent solicitation process and propelled the stockholders of the Company to take such definitive action by electing a new Board of Directors.  Without their efforts, it is unlikely that the Company’s stockholders would have coalesced to the extent that they did and thereby position our Company so well under our superb and newly-configured Board and management team.”  Mr. Baksa, who led the consent solicitation process, praised the members of the incoming Board, saying “The shareholders have emphatically chosen to take the Company in a new direction led by a Board composed of extraordinarily talented and qualified directors and executive officers with well-honed business acumen.

About SITO Mobile Ltd.

SITO Mobile provides a mobile engagement platform that enables brands to increase awareness, loyalty, and ultimately sales. For more information, visit www.sitomobile.com.

Cautionary Statement Regarding Certain Forward-Looking Information  This press release contains forward-looking statements. These statements are based on our management’s beliefs and assumptions and on information currently available to our management. Forward-looking statements include statements concerning the following: SITO’s plans and initiatives, campaign volume and average campaign dollars, our guidance and/or expectations for future quarters, our possible or assumed future results of operations; our business strategies; our ability to attract and retain customers; our ability to sell additional products and services to customers; our competitive position; our industry environment; our potential growth opportunities; and risks, disruption, costs and uncertainty caused by or related to the actions of activist shareholders, including that if individuals are elected to our Board with a specific agenda or if control of our Board was to abruptly change, it may adversely affect our ability to effectively implement our business strategy and create value for our shareholders and perceived uncertainties as to our future direction as a result of potential changes to the composition of our Board may lead to the perception of a change in the direction of our business, instability or a lack of continuity which may be exploited by our competitors, cause concern to our current or potential customers, and may result in the loss of potential business opportunities and make it more difficult to attract and retain qualified personnel and business partners. You should not place undue reliance on forward-looking statements, because they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond our control and which could materially affect results. Factors that may cause actual results to differ materially from current expectations include, among other things, those listed under “Risk Factors” in our Annual Report on Form 10-K and the reports we file with the SEC. Actual events or results may vary significantly from those implied or projected by the forward-looking statements due to these risk factors. No forward-looking statement is a guarantee of future performance. You should read our Annual Report on Form 10-K and the documents that we reference in our Annual Report on Form 10-K and have filed as exhibits thereto with the Securities and Exchange Commission, or the SEC, with the understanding that our actual future results and circumstances may be materially different from what we expect. Forward-looking statements are made based on management’s beliefs, estimates and opinions on the date the statements are made and we undertake no obligation to update forward-looking statements if these beliefs, estimates and opinions or other circumstances should change, except as may be required by applicable law. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

Contacts:

Investor Relations:

Joseph Wilkinson

SVP, Investor Relations
joseph.wilkinson@sitomobile.com

Media Relations:

Alexandra Levy

Silicon Alley Media

alex@siliconalley-media.com